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EXHIBIT 32

                                  CERTIFICATION
                                       OF
                             CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tony Tong, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2004, that the Annual Report on Form 10-KSB of PacificNet Inc. for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of PacificNet Inc.

I, Shao Jian Wang, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2005, that the Annual Report on Form 10-KSB of PacificNet Inc. for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of PacificNet Inc.


                                    DATED: APRIL 28, 2006


                                    BY: /S/ TONY TONG
                                        ------------------------------
                                        TONY TONG
                                        CHIEF EXECUTIVE OFFICER
                                        (PRINCIPAL EXECUTIVE OFFICER)


                                    BY: /S/ SHAO JIAN WANG
                                        ------------------------------
                                        SHAO JIAN WANG
                                        CHIEF FINANCIAL OFFICER
                                        (PRINCIPAL ACCOUNTING OFFICER)